UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 8, 2010

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-28882	52-2247240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Wiley Post Way, Suite 120 Salt Lake City, Utah USA	84116
(Address of principal executive offices)	(Zip Code)

(801) 355-6255

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2010 Performance Bonus Program for Executive Officers and Other Employees

On March 8, 2010, the Compensation Committee of the Board of Directors of World Heart Corporation (the “Company”), as confirmed by the Board of Directors of the Company, approved the 2010 cash performance bonus program (the “2010 Performance Bonus Program”) for the Company’s executive officers and other employees. The following is a summary description of the terms and conditions with respect to the cash performance bonuses for the Company’s principal executive officers and named executive officers:

Named Executive Officer	Cash Performance Bonus
Martin, Alex, President and Chief Executive Officer	$97,830
Brown, Morgan R., Executive Vice President and Chief Financial Officer	$51,000
Jassawalla, Jal S., Executive Vice President and Chief Technology Officer	$75,118

All Company employees, including the executive officers, are eligible for performance bonuses under the 2010 Performance Bonus Program. Bonuses are earned upon the determination by the Compensation Committee of the Board of Directors that an eligible employee has achieved certain performance milestones relevant to the Company’s business.  The performance milestones are based on goals related to regulatory and clinical trials, financial metrics, product manufacturing, individual performance objectives, and the timing of achieving such goals.  If an applicable performance goal or goals are achieved, the employee is eligible to receive a percentage of the total award based upon the relative weighting of the goal or goals achieved.  The exact amount of the cash payment to each employee will be determined as soon as possible after the Compensation Committee determines whether and to what extent the performance goals have been achieved.  All performance bonuses are subject to the Company’s then current financial condition.  The employee must be employed with the Company at the time of the Compensation Committee’s determination of the award to be eligible to receive a performance bonus, unless otherwise approved by the Board of Directors.

Item 9.01  Financial Statements and Exhibits

Exhibit No.            Description of Exhibit

99.1                        Summary of 2010 Performance Bonus Program for Executive Officers and Other Employees

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 9, 2010

WORLD HEART CORPORATION

	By:	/s/ Morgan R. Brown
	Name:	Morgan R. Brown
	Title:	Executive Vice President and Chief Financial Officer

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